SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2012 (December 12, 2012)

ALERIS INTERNATIONAL, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-173180	27-1539680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25825 Science Park Drive, Suite 400, Cleveland, Ohio 44122

(Address of Principal Executive Offices, including Zip Code)

(216) 910-3400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2012, Aleris Corporation, a Delaware corporation (the “Parent”), Aleris International, Inc., a Delaware corporation and a wholly owned subsidiary of the Parent (the “Company”), the subsidiary guarantors (the “Subsidiary Guarantors”), and U.S. Bank National Association, as trustee (the “Trustee”), entered into (i) the First Supplemental Indenture (the “2018 First Supplemental Indenture”) to the Indenture, dated as of February 9, 2011, with respect to the Company’s 7 5/8% Senior Notes due 2018 (the “2018 Notes”), among the Company, the Subsidiary Guarantors and the Trustee (the “2018 Indenture”) and (ii) the First Supplemental Indenture (together, with the 2018 First Supplemental Indenture, the “Supplemental Indentures”) to the Indenture, dated as of October 23, 2012, with respect to the Company’s 7 7/8% Senior Notes due 2020 (together with the 2018 Notes, the “Notes”), among the Company, the Subsidiary Guarantors and the Trustee (the “2020 Indenture” and, together with the 2018 Indenture, the “Indentures”). The Supplemental Indentures provide for the full and unconditional guarantee by the Parent of the Notes issued under the Indentures.

The foregoing descriptions above do not purport to be complete and are qualified in their entirety by reference to the full texts of the Supplemental Indentures, which are filed as Exhibit 4.9 and Exhibit 4.10 to Aleris International, Inc.’s Registration Statement on Form S-4 (333-185443), and are incorporated herein by reference.

The Company has been filing annual, quarterly and current reports with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the terms of the Indentures and in accordance with the Securities Exchange Act of 1934 (the “Exchange Act”). The informational requirements of the Indentures and the Exchange Act permit the Parent, as the Company’s parent, to satisfy the Company’s reporting obligations under the Indentures and the Exchange Act by reporting at the Parent’s level on a consolidated basis. As a result of the guarantees by the Parent of the Notes issued under the Indentures, the Company will no longer file reports and other information with the SEC. Effective immediately, the Parent will file all reports and other information with the SEC to satisfy the Company’s reporting obligations under the Indentures and the Exchange Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above under Item 1.01 of this Current Report are also responsive to Item 2.03 of this Current Report and are hereby incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosures above under Item 1.01 of this Current Report are also responsive to Item 3.03 of this Current Report and are hereby incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	First Supplemental Indenture, dated as of December 12, 2012, among Aleris Corporation, Aleris International, Inc., the guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture dated as of February 9, 2011, among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (filed as Exhibit 4.9 to Aleris International, Inc.’s Registration Statement on Form S-4 (333-185443), and incorporated herein by reference).

4.2	First Supplemental Indenture, dated as of December 12, 2012, among Aleris Corporation, Aleris International, Inc., the guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture dated as of October 23, 2012, among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (filed as Exhibit 4.10 to Aleris International, Inc.’s Registration Statement on Form S-4 (333-185443), and incorporated herein by reference).

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALERIS INTERNATIONAL, INC.

Date: December 18, 2012	/s/ Scott A. McKinley
By: Scott A. McKinley
Its: Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of December 12, 2012, among Aleris Corporation, Aleris International, Inc., the guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture dated as of February 9, 2011, among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (filed as Exhibit 4.9 to Aleris International, Inc.’s Registration Statement on Form S-4 (333-185443), and incorporated herein by reference).

4.2	First Supplemental Indenture, dated as of December 12, 2012, among Aleris Corporation, Aleris International, Inc., the guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture dated as of October 23, 2012, among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (filed as Exhibit 4.10 to Aleris International, Inc.’s Registration Statement on Form S-4 (333-185443), and incorporated herein by reference).